EXHIBIT 99.7

January 18, 2007

Dear Valued Solano Bank Customer:

As you may have heard, North Bay Bancorp announced today that it plans to merge into Umpqua Holdings Corporation, one of the West Coast’s leading community banks.  The agreement, once approved by shareholders of North Bay Bancorp and Umpqua Holdings Corporation and the appropriate regulatory agencies, will merge North Bay Bancorp and its subsidiary, The Vintage Bank and its Solano Bank division, into the Umpqua Bank organization, creating the preeminent community bank of the Western United States with 144 store locations throughout Northern California, Oregon and Washington.

Through this merger, Umpqua Bank brings 134 locations and 150 ATMs to your network with locations stretching from Napa, Calif. to Seattle, along the Oregon and Northern California Coast, and in Central Oregon.  Umpqua’s nationally recognized approach to banking and customer service will improve our ability to provide you with the finest community banking experience.

There are many similarities between Solano Bank operations and Umpqua Bank that make this a winning combination.  Both banks have strong roots in supporting our local communities, and have grown by providing the best in customer service.  Both banks invest in training our associates to provide knowledgeable and friendly service that is tailored to meet your individual needs.  As we combine resources, you will continue to find the same exceptional customer service you’ve come to expect.

Throughout this process there will be no interruption of your banking services, and you will continue to receive exceptional service and personal attention.  Our number one goal is to provide service that is responsive to your needs and concerns.

If you have any additional questions about this, please do not hesitate to contact us.  We value the ongoing support and trust you place in us and we hope you share in our excitement about this announcement.

Thank you again for your continued support of Solano Bank.

Sincerely,

Terry L. Robinson

Glen C. Terry

President, Chief Executive Officer & Director

President

North Bay Bancorp

The Vintage Bank and

Solano Bank, a division

This document includes forward-looking statements within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995, which management believes are a benefit to shareholders.  These statements are necessarily subject to risk and uncertainty and actual results could differ materially due to certain risk factors, including those set forth from time to time in Umpqua’s and North Bay Bancorp’s filings with the SEC.  You should not place undue reliance on forward-looking statements and we undertake no obligation to update any such statements.  Specific risks in this press release include whether both companies receive regulatory approvals, whether North Bay shareholders approve the transaction, whether the companies have accurately predicted acquisition and consolidation expenses, the timing and amount of savings from consolidation, the expected earnings contributions of both companies and management’s ability to effectively integrate the companies.

The foregoing may be deemed to be offering materials of Umpqua Holdings Corporation and solicitation of materials of North Bay Bancorp in connection with the proposed merger of North Bay with and into Umpqua.  North Bay shareholders are urged to read the proxy statement/prospectus that will be included in the registration statement on Form S-4, which Umpqua will file with the SEC in connection with the proposed acquisition, because it will contain important information about Umpqua, North Bay, the acquisition and related matters.  The directors and executive officers of North Bay may be deemed to be participants in the solicitation of proxies from North Bay shareholders.  Information regarding the participants and their security holdings can be found in North Bay’s most recent proxy statements filed with the SEC and the proxy statement/prospectus when it is filed with the SEC.  All docuements filed with the SEC are or will be available for free, both on the SEC web site (http://www.sec.gov) and from Umpqua by directing a request to Umpqua Holdings Corporation, Attention: Investor Relations, One SW Columbia Street, Suite 1200, Portland, OR 97258, and from North Bay by directing a request to North Bay Bancorp, Investor Relations, P.O. Box 2200,1190 Airport Road, Napa, CA 94558.

January 18, 2007

Dear Valued The Vintage Bank Customer:

As you may have heard, North Bay Bancorp announced today that it plans to merge into Umpqua Holdings Corporation, one of the West Coast’s leading community banks.  The agreement, once approved by shareholders of North Bay Bancorp and Umpqua Holdings Corporation and the appropriate regulatory agencies, will merge North Bay Bancorp and its subsidiary, The Vintage Bank and its Solano Bank division, into the Umpqua Bank organization, creating the preeminent community bank of the Western United States with 144 store locations throughout Northern California, Oregon and Washington.

Through this merger, Umpqua Bank brings 134 locations and 150 ATMs to your network with locations stretching from Napa, Calif. to Seattle, along the Oregon and Northern California Coast, and in Central Oregon.  Umpqua’s nationally recognized approach to banking and customer service will improve our ability to provide you with the finest community banking experience.

There are many similarities between The Vintage Bank operations and Umpqua Bank that make this a winning combination.  Both banks have strong roots in supporting our local communities, and have grown by providing the best in customer service.  Both banks invest in training our associates to provide knowledgeable and friendly service that is tailored to meet your individual needs.  As we combine resources, you will continue to find the same exceptional customer service you’ve come to expect.

Throughout this process there will be no interruption of your banking services, and you will continue to receive exceptional service and personal attention.  Our number one goal is to provide service that is responsive to your needs and concerns.

If you have any additional questions about this, please do not hesitate to contact us.  We value the ongoing support and trust you place in us and we hope you share in our excitement about this announcement.

Thank you again for your continued support of The Vintage Bank.

Sincerely,

Terry L. Robinson

Glen C. Terry

President, Chief Executive Officer & Director

President

North Bay Bancorp

The Vintage Bank and

Solano Bank, a division

This document includes forward-looking statements within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995, which management believes are a benefit to shareholders.  These statements are necessarily subject to risk and uncertainty and actual results could differ materially due to certain risk factors, including those set forth from time to time in Umpqua’s and North Bay Bancorp’s filings with the SEC.  You should not place undue reliance on forward-looking statements and we undertake no obligation to update any such statements.  Specific risks in this press release include whether both companies receive regulatory approvals, whether North Bay shareholders approve the transaction, whether the companies have accurately predicted acquisition and consolidation expenses, the timing and amount of savings from consolidation, the expected earnings contributions of both companies and management’s ability to effectively integrate the companies.

The foregoing may be deemed to be offering materials of Umpqua Holdings Corporation and solicitation of materials of North Bay Bancorp in connection with the proposed merger of North Bay with and into Umpqua.  North Bay shareholders are urged to read the proxy statement/prospectus that will be included in the registration statement on Form S-4, which Umpqua will file with the SEC in connection with the proposed acquisition, because it will contain important information about Umpqua, North Bay, the acquisition and related matters.  The directors and executive officers of North Bay may be deemed to be participants in the solicitation of proxies from North Bay shareholders.  Information regarding the participants and their security holdings can be found in North Bay’s most recent proxy statements filed with the SEC and the proxy statement/prospectus when it is filed with the SEC.  All docuements filed with the SEC are or will be available for free, both on the SEC web site (http://www.sec.gov) and from Umpqua by directing a request to Umpqua Holdings Corporation, Attention: Investor Relations, One SW Columbia Street, Suite 1200, Portland, OR 97258, and from North Bay by directing a request to North Bay Bancorp, Investor Relations, P.O. Box 2200,1190 Airport Road, Napa, CA 94558.